UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 20, 2025

Date of Report (date of earliest event reported)

Salesforce, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Salesforce Tower

415 Mission Street, 3rd Fl

San Francisco, California 94105

(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 901-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

364-Day Credit Agreement

On June 20, 2025 (the “364-Day Effective Date”), Salesforce, Inc. (the “Company”) entered into a 364-Day Credit Agreement with the lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties from time to time party thereto (the “364-Day Credit Agreement”).

The 364-Day Credit Agreement provides the Company with the ability to borrow up to $4 billion on an unsecured basis to finance a portion of the cash consideration for the Company’s pending acquisition (the “Acquisition”) of Informatica Inc. (“Informatica”), the repayment of certain debt of Informatica and the payment of fees, costs and expenses related thereto.

The availability of the loans under the 364-Day Credit Agreement, which have not yet been funded, is subject to the satisfaction (or waiver) of certain conditions set forth therein (including that the 364-Day Closing Date (as defined below)) has occurred on or prior to the earliest of (A) the date that is five (5) Business Days (as defined in the 364-Day Credit Agreement) after the “Outside Date” (as defined in the Agreement and Plan of Merger, dated as of May 26, 2025 (the “Merger Agreement”), by and among the Company, Phoenix I Merger Sub, Inc., and Informatica, as in effect as of May 26, 2025, after giving effect to certain extensions thereof), (B) the date of consummation of the Acquisition without the use of the 364-Day Term Loan Facility, (C) the date of the termination, in accordance with the terms of the Merger Agreement, of the Company’s obligations under the Merger Agreement to consummate the Acquisition and (D) the date, if any, that the Company elects to terminate the commitments under the 364-Day Credit Agreement. The date on which such conditions are satisfied (or waived in accordance with the 364-Day Credit Agreement) in connection with the consummation of the Acquisition is the “364-Day Closing Date”. The loans under the 364-Day Credit Agreement are to be made in a single borrowing on the 364-Day Closing Date and will mature and be payable in full 364 days after the 364-Day Closing Date.

Borrowings under the 364-Day Credit Agreement will bear interest at a fluctuating rate per annum equal to, at the Company’s option, an alternate base rate or term SOFR rate, in each case, plus an applicable margin calculated based on the Company’s credit ratings. The Company will also pay to the lenders under the 364-Day Credit Agreement certain customary fees, including undrawn commitment fees accruing from and after the date that is 120 days after the 364-Day Effective Date to but excluding the earlier of the 364-Day Closing Date and the termination or expiration of the commitments in respect of the 364-Day Credit Agreement.

Voluntary prepayments of the loans and voluntary reductions of the unutilized portion of the commitments under the 364-Day Credit Agreement are permissible without penalty (other than customary SOFR loan breakage), subject to certain conditions pertaining to minimum notice and minimum prepayment and reduction amounts. The loans and/or commitments under the 364-Day Credit Agreement must be automatically and permanently prepaid or reduced, as applicable, upon receipt of net cash proceeds in respect of certain debt incurrences, equity issuances and sales or other dispositions of certain assets of the Company or any of its subsidiaries, in each case subject to certain exceptions.

The 364-Day Credit Agreement contains representations and warranties and affirmative and negative covenants customary for unsecured financings of this type.

The 364-Day Credit Agreement also contains various events of defaults (subject to grace periods, as applicable) including, among others: nonpayment of principal, interest or fees; breach of covenants; payment default on, or acceleration under, certain other material indebtedness; inaccuracy of the representations or warranties in any material respect; bankruptcy or insolvency; certain unfunded liabilities under employee benefit plans; certain unsatisfied judgments; certain ERISA-related events; certain changes of control; and the invalidity or unenforceability of the 364-Day Credit Agreement or certain other documents executed in connection therewith.

Three-Year Credit Agreement

On June 20, 2025 (the “Three-Year Effective Date”), the Company entered into a Three-Year Credit Agreement with the lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties from time to time party thereto (the “Three-Year Credit Agreement”).

The Three-Year Credit Agreement provides the Company with the ability to borrow up to $2 billion on an unsecured basis to finance a portion of the cash consideration for the Company’s pending acquisition of Informatica, the repayment of certain debt of Informatica and the payment of fees, costs and expenses related thereto.

The availability of the loans under the Three-Year Credit Agreement, which have not yet been funded, is subject to the satisfaction (or waiver) of certain conditions set forth therein (including that the Three-Year Closing Date (as defined below)) has occurred on or prior to the earliest of (A) the date that is five (5) Business Days (as defined in the Three-Year Credit Agreement) after the “Outside Date” (as defined in the Merger Agreement), (B) the date of consummation of the Acquisition without the use of the Three-Year Term Loan Facility, (C) the date of the termination, in accordance with the terms of the Merger Agreement, of the Company’s obligations under the Merger Agreement to consummate the Acquisition and (D) the date, if any, that the Company elects to terminate the commitments under the Three-Year Credit Agreement. The date on which such conditions are satisfied (or waived in accordance with the Three-Year Credit Agreement) in connection with the consummation of the Acquisition is the “Three-Year Closing Date”. The loans under the Three-Year Credit Agreement are to be made in a single borrowing on the Three-Year Closing Date and will mature and be payable in full three years after the Three-Year Closing Date.

Borrowings under the Three-Year Credit Agreement will bear interest at a fluctuating rate per annum equal to, at the Company’s option, the alternate base rate or the term SOFR rate, in each case, plus an applicable margin calculated based on the Company’s credit ratings. The Company will also pay to the lenders under the Three-Year Credit Agreement certain customary fees, including undrawn commitment fees accruing from and after the date that is 120 days after the Three-Year Effective Date to but excluding the earlier of the Three-Year Closing Date and the termination or expiration of the commitments in respect of the Three-Year Credit Agreement.

Voluntary prepayments of the loans and voluntary reductions of the unutilized portion of the commitments under the Three-Year Credit Agreement are permissible without penalty (other than customary SOFR loan breakage), subject to certain conditions pertaining to minimum notice and minimum prepayment and reduction amounts.

The Three-Year Credit Agreement contains representations and warranties and affirmative and negative covenants customary for unsecured financings of this type.

The Three-Year Credit Agreement also contains various events of default (subject to grace periods, as applicable) including, among others: nonpayment of principal, interest or fees; breach of covenants; payment default on, or acceleration under, certain other material indebtedness; inaccuracy of the representations or warranties in any material respect; bankruptcy or insolvency; certain unfunded liabilities under employee benefit plans; certain unsatisfied judgments; certain ERISA-related events; certain changes of control; and the invalidity or unenforceability of the Three-Year Credit Agreement or certain other documents executed in connection therewith.

The foregoing descriptions of the 364-Day Credit Agreement and Three-Year Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the 364-Day Credit Agreement and Three-Year Credit Agreement attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Many of the lenders under the 364-Day Credit Agreement and Three-Year Credit Agreement and/or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services for the Company and its subsidiaries (including in connection with the transactions described in this Current Report on Form 8-K), for which they have received, and may in the future receive, customary compensation and expense reimbursement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	364-Day Credit Agreement, dated as of June 20, 2025, by and among the Company, the lenders and other parties party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.2	Three-Year Credit Agreement, dated as of June 20, 2025, by and among the Company, the lenders and other parties party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and as defined in the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements related to the proposed acquisition of Informatica by the Company. Words such as “expects,” “anticipates,” “aims,” “projects,” “intends,” “plans,” “believes,” “estimates,” “seeks,” “assumes,” “may,” “should,” “could,” “would,” “foresees,” “forecasts,” “predicts,” “targets,” “will”, “commitments,” variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based upon the Company’s and Informatica’s current plans, assumptions, beliefs, and expectations. Forward-looking statements are subject to the occurrence of many events outside of the Company’s and Informatica’s control. Actual results and the timing of events may differ materially from those contemplated by such forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties.

These risks and uncertainties include, among other things, statements regarding the expected benefits to the Company, Informatica and their respective customers from completing the transaction, plans for future investment and capital allocation, the expected financial performance of the Company following the expected completion of the transaction, and the expected completion of the transaction. Statements regarding future events are based on the parties’ current expectations, estimates and projections and are necessarily subject to associated risks related to, among other things, (i) the completion of the proposed transaction on the anticipated terms and timing, or at all, including the parties’ ability to obtain regulatory approvals and satisfy other conditions to the completion of the transaction, (ii) the effect of the announcement or pendency of the proposed transaction on Informatica’s business, operating results, ability to retain and hire key personnel, and relationships with customers, suppliers, competitors and others, (iii) risks that the proposed transaction may disrupt Informatica’s current plans and business operations or divert management’s attention from ongoing business operations, (iv) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (v) the risk that the merger agreement may be terminated in circumstances requiring the Company or Informatica to pay a termination fee, (vi) the risk and outcome of any legal or regulatory proceedings related to the transaction, (vii) the potential effects on the accounting of the proposed transaction, (viii) legislative, regulatory and economic developments, (ix) general economic conditions, (x) restrictions during the pendency of the proposed transaction that may impact Informatica’s ability to pursue certain business opportunities or strategic transactions, (xi) the retention of key personnel, (xii) the ability of the Company to successfully integrate Informatica’s market opportunities, technology, personnel and operations and to achieve expected benefits, including the possibility that the expected benefits from the transaction will not be realized or will not be realized within the expected time period, (xiii) the possibility that competing offers may be made, (xiv) negative effects of the announcement or the consummation of the proposed acquisition on the market price of the Company’s common stock and/or operating results, (xv) the risk that Informatica’s stock price may decline if the proposed acquisition is not consummated, (xvi) significant transaction costs and expenses, (xvii) risks related to the financing of the transaction, and (xviii) unknown liabilities.

For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s and Informatica’s respective periodic reports and other filings with the Securities and Exchange Commission, including the risk factors identified in the Company’s and Informatica’s most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, available at www.sec.gov. The forward-looking statements included in this Current Report on Form 8-k are made only as of the date hereof. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements. Neither the Company nor Informatica undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Additional Information and Where to Find It

This Current Report on Form 8-K is being made in respect of the proposed acquisition of Informatica by the Company. In connection with the proposed transaction, Informatica will file with the Securities and Exchange Commission (“SEC”) and furnish to Informatica’s stockholders an information statement on Schedule 14C and other relevant documents. Investors will be able to obtain free of charge the information statement and other documents filed by Informatica with the SEC at the SEC’s website at www.sec.gov or from Informatica’s website at investors.informatica.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Salesforce, Inc.

By:	/s/ Robin Washington
Robin Washington
President and Chief Operating and Financial Officer

Dated: June 24, 2025